Exhibit 10.1

28 July 2020

The Directors

Reading Courtenay Central Limited

C/- Reading International Limited

5995 Sepulveda Blvd

Suite 300

Culver City

California 90230

United States of America

Dear Sirs,

BANKING FACILITIES - READING COURTENAY CENTRAL LIMITED

We confirm that we have approved the following changes to your banking arrangements.

THE CHANGES

1.	The maturity date of your Multi Option Credit Line facility (Midas 4062 42) ("MOCL") is extended to 1 January 2024 (currently 31 December 2023).

2.	The margin and line of credit charge applicable to the MOCL will be increased to:

 Margin:	 2.40% p.a. (+0.65% p.a.); and

 Line of Credit Charge:	 1 .6 5% p.a. (+0. 5 5% p.a.).

The Line of credit charge will continue to be calculated on the amount of the limit and charged monthly in arrears on the last banking day of each month.

3.

Westpac NZ waives the 31 July 2020 test of the Interest Cover ratio, applicable to your banking arrangements and detailed in clause 8.2(b) of the MOCL agreement,  dated October 2016, as amended from time to time (the Agreement"). Testing of this covenant shall resume on 30 September 2020 and quarterly thereafter.

4.

In addition to your existing reporting obligations, detailed in clause 8.1(e) of the Agreement, you are to provide Westpac NZ as soon as possible (and in any event not later than 25 days) after the close of each month copies of your monthly management accounts for that month.

5.	The $16,000,000 term deposit held with Westpac NZ (Acct No. [Redacted]) is to remain in place until further notice.

THE CONDITIONS OF APPROVAL

Nil.

In all other respects your banking arrangements remain unchanged.

If the terms of this letter are acceptable to you, please sign this letter, arrange for all guarantors to sign it,  and return it. The changes will take effect from the date we receive the signed copy from you provided any conditions have been satisfied.

This letter may be executed in two or more counterparts, all of which will be deemed to constitute the same instrument.  Westpac NZ may accept as an original a facsimile copy or copies of this letter executed by the parties, which when taken with a counterpart executed by Westpac NZ, will be deemed to be one original copy of this letter.

This offer is open for acceptance until 5pm on 5 August 2020.

Yours sincerely,

WESTPAC NEW ZEALAND LIMITED

/s/ Melissa Burnett____________________

Melissa Burnett

Senior Manager

Corporate Business

ACCEPTANCE

We accept the changes described in this letter.

Signed on behalf of the Borrower, Reading Courtenay Central Limited, by:

/s/ Ellen Cotter___________________Director

Date of acceptance:  07/30/2020

GUARANTOR’S CONSENT

We affirm that our guarantee is not affected by the changes referred to in this letter.

Signed on behalf of the Borrower, Reading New Zealand Limited, by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020

Signed on behalf of the Borrower, Reading Cinemas Courtenay Central Limited, by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020

Signed on behalf of the Borrower, Reading New Lynn Limited, by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020

Signed on behalf of the Borrower, Reading Dunedin Limited, by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020

Signed on behalf of the Borrower, Reading Queenstown Limited, by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020

Signed on behalf of the Borrower, Reading Restaurants NZ Limited, by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020

Signed on behalf of the Borrower, Courtenay Car Park Limited, by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020

Signed on behalf of the Borrower, Reading Wellington Properties Limited, by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020

Signed on behalf of the Borrower, Queenstown Land Holdings Limited, by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020

Signed on behalf of the Borrower, Darnelle Enterprises Limited,  by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020

Signed on behalf of the Borrower, Movieland Cinemas (NZ) Limited, by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020

Signed on behalf of the Borrower, New Zealand Equipment Supply Limited, by:

/s/ Ellen Cotter___________________Director

Date of consent:  07/30/2020